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                                                                  EXHIBIT 10.04
                   MUTUAL ESTOPPEL AND MODIFICATION AGREEMENT


         THIS MUTUAL ESTOPPEL AND MODIFICATION AGREEMENT is made as of this 15th day of June, 1999, by and among PNC BANK, NATIONAL ASSOCIATION (successor by merger to Provident National Bank) (the "Bank"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential") and EQK REALTY INVESTORS I ("EQK").

                                    RECITALS

         WHEREAS, the Bank, Prudential and EQK entered into a certain Subordination and Intercreditor Agreement dated as of December 16, 1992 (the "Intercreditor Agreement"); and

         WHEREAS, pursuant to the terms of a certain Mutual Estoppel and Modification Agreement (the "Modification"), the parties set forth certain agreements concerning the Intercreditor Agreement; and

         WHEREAS, the parties wish to make certain statements and agreements regarding the Modification, the Intercreditor Agreement and the loans governed thereunder.

         NOW, THEREFORE, for good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. All capitalized terms not defined herein shall have the meanings given such terms in the Intercreditor Agreement.

         2.       The Bank hereby certifies as follows:


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                  (a)      The outstanding principal amount of the New
Provident Note, as amended and restated by the Sixth Amended and Restated Note (the "PNC Restated Note") dated as of June 15, 1999 (collectively, the "PNC Note") is $1,571,528.19;

                  (b) The rate of interest under the PNC Note is either three hundred and fifty basis points (3.5%) above the Euro-Rate (as such term is defined in the First Amendment to Second Amended and Restated Loan Agreement dated as of December 15, 1995 (the "PNC First Amendment") between EQK and the
Bank) or 1-1/8% above the Prime Rate (as such term is defined in the PNC First Amendment);

                  (c) There are no scheduled monthly payments of principal required under the PNC Note; and

                  (d) To the best of PNC's knowledge, there exist no defaults under the PNC Note and the Subordinate Loan Documents, nor do any circumstances exist which with the passage of time, or the giving of notice, or both, would constitute a default under the PNC Note or the other Subordinate Loan Documents.

         3.       Prudential hereby certifies as follows:

                  (a) The outstanding principal amount under the New Prudential Note, as amended by the Note, Mortgage and Loan Modification Agreement dated as of December 15, 1995 and further amended by a First Amended Note, Mortgage and Loan Modification Agreement dated as of December 15, 1996, and as amended by a Second Amended Note, Mortgage and Loan Modification Agreement dated as of December 15, 1997 (the "Prudential Modification Agreement") between Prudential and EQK (collectively, the "Prudential Note") is $43,794,149.14;


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                  (b)      The rate of interest under the Prudential Note is
8.88% per annum;

                  (c) The monthly payment of interest required to be paid under the Prudential Note is $324,076.70;

                  (d) the maturity date (or the date on which the entire outstanding principal balance plus all accrued interest thereon and any other changes due and owing shall become due and payable) of the Prudential Note is December 15, 1999; and

                  (e) To the best of Prudential's knowledge, there exist no defaults under the Prudential Note and the other Senior Loan Documents, nor do any circumstances exist which with the passage of time, or the giving of notice, or both, would constitute a default under the Prudential Note or the other Senior Loan Documents.

         4. Borrower hereby certifies that the statements made by the Bank and Prudential in paragraphs 2 and 3 above, respectively are true and correct and that there exist no defaults under any of the Subordinate Loan Documents or Senior Loan Documents nor do any circumstances exist which with the passage of time, or the giving of notice, or both, would constitute a default under any of the Subordinate Loan Documents or the Senior Loan Documents.

         5. Bank confirms to and agrees with Prudential and Borrower as follows: (a) that the Subordinate Loan Documents, including the amendments and modifications hereinabove and that certain Fifth Amendment to Second Amended and Restated Loan Agreement dated as of June 15, 1999 (the "PNC Fifth Amendment"), remain subordinate to the Senior Loan Documents, including the amendments and modifications thereto referred to hereinabove; (b) calculation of the Contract


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Amount referred to in Section 4(b)(i)(A) of the Intercreditor Agreement shall be based on the interest rate set forth in the PNC Note; (c) the Prudential Pay Rate referred to in Section 4(b)(i)(B) of the Intercreditor Agreement shall be the interest rate set forth in the Prudential Note (e.g. 8.88% per annum); (d) notwithstanding the fact that the Contract Amount may be less than the Cap Amount, EQK is permitted and EQK hereby agrees to make debt service payments to the Bank in an amount equal to, but not exceeding, the Cap Amount; and (e) paragraph 4(b)(i)(B) of the Intercreditor Agreement shall be modified by deleting the un-numbered paragraph in the middle of page five commencing with the phrase "Whenever the Contract Amount..." and ending with the phrase "...interest at the Contract Rate" and substituting the following therefore:
"If the Contract Amount exceeds the Cap Amount at any time, the amount by which the Contract Amount exceeds the Cap Amount shall accrue (and, if applicable, shall be added to any previous excess) (but shall not be payable currently) and shall represent a supplemental loan fee to Bank (the "Supplemental Loan Fee"). The Supplemental Loan Fee shall bear interest at the stated rate of interest under the New Provident Note (the "Contract Rate") and shall be payable, along with all accrued and unpaid interest thereon, on the maturity date of the New Provident Note. In addition to and not in limitation of the foregoing, to the extent any debt service permitted to be payable to Provident exceeds the amount available for payment on the New Provident Note under the Cash Management Agreement of even date herewith among EQK, Prudential and Provident (the "Cash Management Agreement") or is not otherwise paid by EQK from operating reserves or other sources, such excess shall not be payable currently, but shall accrue and shall be added to the principal of the New Provident Note and shall bear interest at the Contract Rate.


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         6.       The parties hereby agree and confirm (a) that all references to any or all of the Senior Loan Documents or Subordinate Loan Documents contained in the Intercreditor Agreement shall mean the Senior Loan Documents as amended by the Prudential Modification Agreement and the Subordinate Loan Documents as amended by the PNC Fifth Amendment and the PNC Restated Note; (b) all of the terms and conditions of the Intercreditor Agreement shall be extended until all sums under the Senior Loan Documents have been paid in full; and (c) that all of the terms and conditions of the Intercreditor Agreement remain in full force and effect and binding upon the parties hereto and their respective successors and assigns.

         7. This Agreement may be executed in any number of counterparts which, taken together, shall constitute one and the same instrument.

         8. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.




                     [SIGNATURES ARE ON THE FOLLOWING PAGE]


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         IN WITNESS WHEREOF, the parties have executed this Mutual Estoppel
Agreement as of this 15th day of June, 1999.

                                               PNC BANK, NATIONAL ASSOCIATION

                                               By:  /s/ Andrew D. Coler
                                                    ---------------------------

                                               Title: Vice President
                                                      -------------------------


                                               THE PRUDENTIAL INSURANCE COMPANY
                                               OF AMERICA

                                               By:  /s/ David Graham
                                                    ---------------------------

                                               Title: Vice President
                                                      -------------------------

                                               EQK REALTY INVESTORS I

                                               By:  /s/ Don Henry
                                                    ---------------------------

                                               Title: VP
                                                      -------------------------


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